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                                                                      EXHIBIT 10
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                        PERITUS SOFTWARE SERVICES, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN
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     The purpose of this Plan is to provide eligible employees of Peritus
Software Services, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's Class A common stock, no par value (the "Common Stock"), commencing on October 1, 1997. Two hundred thousand (200,000) shares of Common Stock in the aggregate have been approved for this purpose.

1.   Administration.  The Plan will be administered by the Company's Board of
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     Directors (the "Board") or by a Committee appointed by the Board (the
     "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

2.   Eligibility.  Participation in the Plan will neither be permitted nor
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     denied contrary to the requirements of Section 423 of the Internal Revenue
     Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

     a. they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week; and

     b. they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3.   Offerings.  The Company will make four offerings ("Offerings") to employees
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     to purchase stock under this Plan.  Unless the Board determines
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     otherwise, Offerings will begin each October 1 and April 1, or the first business day thereafter (the "Offering Commencement Dates") and each Offering Commencement Date will begin a 6-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The first Plan Period shall begin on October 1, 1997 and end on March 31, 1998. The last Plan Period shall begin on April 1, 1999 and end on September 30, 1999 unless the Board determines otherwise. The maximum number of shares available under each Offering shall not exceed 50,000 shares during each Plan Period together with any shares remaining unsold from any prior Plan Period. If the total number of shares for which options are exercised exceeds the maximum number available for each Plan Period, the Board or Committee shall make a pro-rata allocation of the shares available and the excess payroll deduction shall be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock shall be carried forward into the employee's payroll deduction account for the next Offering. If the employee elects to discontinue participation in the Plan, such amount shall promptly be refunded to the employee, without interest.

4.   Participation.  An employee eligible on the Offering Commencement Date of
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     any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 20 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect.

5.   Deductions.  The Company will maintain payroll deduction accounts for all
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     participating employees.  With respect to any Offering made under this
     Plan, an employee may authorize a payroll deduction of any whole number percentage of Compensation from 1% through 10% of Compensation with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld. An employee's Compensation shall be the employee's Base Pay. An employee's Base Pay is his or her regular straight-time earnings, as the same may be adjusted from time to time, and amounts paid for vacation, holiday, sick time and short-term disability. Base Pay excludes all special payments including the following without limitation: overtime, incentive compensation, bonuses, sales commissions, automobile allowances, relocation expense reimbursements, insurance payments made pursuant to any long-term disability policies and any other type of special payment.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase
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plan of the Company and its subsidiaries, to accrue at a rate which exceeds
$25,000 of fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6.   Deduction Changes.  An employee may not increase or decrease his payroll
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     deduction during a Plan Period.  However, an employee may discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. If an employee elects to discontinue his payroll deductions during a Plan Period, such election shall constitute an election to withdraw his funds pursuant to Section 8 hereof.

7.   Interest.  Interest will not be paid on any employee accounts, except to
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     the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

8.   Withdrawal of Funds.  An employee may at any time twenty (20) days prior to
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     the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering by filing a new payroll authorization form no later than 20 days prior to the beginning date of such Offering.

9.   Purchase of Shares.  On the Offering Commencement Date of each Plan Period,
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     the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing $12,500 by the Average Market Price on the Offering Commencement Date of such Plan Period. The Average Market Price on any date shall be (a) the average (on that date) of the high and low prices of the Common Stock on any national securities exchange on which the Common Stock is listed, (b) the last reported sale price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices last quoted on that date in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no
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     sales of Common Stock were made on such a day, the price of the Common
     Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     The purchase price for each share purchased (the "Option Price") will be 85% of the Average Market Price of the Common Stock on (i) the first business day of such
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Plan Period or (ii) the Exercise Date, whichever is less. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above). The Board may set a higher purchase price for an Offering at any time at least 30 days prior to the Offering Commencement Date of such Offering.

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

10.  Issuance of Certificates.  Certificates representing shares of Common Stock
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     purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

11.  Rights on Retirement, Death or Termination of Employment.  In the event of
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     a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan. Employment shall be defined in accordance with Treasury Regulation (S) 1.421-7(h).

12.  Optionees Not Stockholders.  Neither the granting of an Option to an
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     employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.
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13.  Rights Not Transferable.  Rights under this Plan are not transferable by a
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     participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

14.  Application of Funds.  All funds received or held by the Company under this
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     Plan may be combined with other corporate funds and may be used for any corporate purpose.

15.  Adjustment in Case of Changes Affecting Common Stock.  In the event of a
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     subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16.  Merger.  If the Company shall at any time merge or consolidate with another
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     corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions
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then credited to his account as of a date determined by the Board or the
Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

17.  Amendment of the Plan.  The Board may at any time, and from time to time,
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     amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and
     (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

18.  Insufficient Shares.  In the event that the total number of shares of
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     Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

19.  Termination of the Plan.  This Plan may be terminated at any time by the
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     Board.  Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20.  Governmental Regulations.  The Company's obligation to sell and deliver
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     Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

     The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

21.  Issuance of Shares.  Shares may be issued upon exercise of an Option from
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     authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

22.  Notification upon Sale of Shares.  Each employee agrees, by entering the
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     Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

23.  Effective Date and Approval of Shareholders.  The Plan as amended hereby
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     shall take effect on May 5, 1997, subject to approval by the shareholders
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     of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of such amendment by the Board.

                              Adopted by the Board of Directors on
                              May 5, 1997


                              Approved by the Stockholders on   May 28, 1997
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                            AMENDMENT NO. 1 TO THE

                        PERITUS SOFTWARE SERVICES, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN


     The first paragraph of the Peritus Software Services, Inc. 1997 Employee Stock Purchase Plan (the "Plan") is hereby amended, subject to stockholder approval, to increase from 200,000 to 300,000 the number of shares of Common Stock, $.01 par value per share, authorized for issuance under the Plan (subject to adjustment under Section 15 of the Plan).

     Section 3 of the Plan is hereby amended, subject to stockholder approval, to increase from 50,000 to 100,000 the maximum number of shares, together with any shares remaining unsold from any prior Plan Period, of Common Stock available under each Offering during each of the third and last Plan Periods.

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

                              Adopted by the Board of Directors on
                              April 21, 1998

                              Approved by the Stockholders on
                              June 10, 1998